UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03189

Name of Fund: BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2014

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Summit Cash Reserves Fund   |   of BlackRock Financial Institutions Series Trust

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended October 31, 2013

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month period ended October 31, 2013. In late May, the FOMC made statements suggesting a possible reduction in its asset purchases (a process known as “tapering”) from the current pace of $85 billion per month by the end of the year. Expectations of less accommodative monetary policy mounted over the summer as many market participants interpreted the FOMC statement to mean that tapering could begin as early as September. However, the FOMC surprised investors when its September 18 meeting concluded with the announcement that the asset purchase program would not be reduced at that time. This decision was predicated on recent tightening in financial conditions caused by a rise in long-term interest rates coupled with drags associated with fiscal policy uncertainty, leading the FOMC to question the sustainability of growth without continued monetary accommodation.

At its October 29-30 meeting, the FOMC continued to maintain its monetary policy, noting that fiscal policy uncertainty continued to restrain growth and that the recovery in the housing sector had slowed. The FOMC further reaffirmed its commitment to closely monitor economic developments and to adjust the pace of purchases as it deems necessary to maintain the appropriate level of monetary policy accommodation in an effort to support a stronger economic recovery and help ensure that inflation trends to a rate consistent with the FOMC’s dual mandate.

Economic activity has expanded at a moderate pace, with US gross domestic product growing at an annualized rate of 2.5% and 2.8% in the second and third quarters of 2013, respectively. The US unemployment rate declined by 0.3% (from 7.5% to 7.2%) over the six months ended October 31, 2013; however the underlying labor market components remained weak. In particular, the employment-to-population ratio and the labor force participation rate fell to levels not witnessed since the late 1970s.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to maintain accommodative monetary policy throughout the period. Efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. At a recent press conference, ECB president Mario Draghi commented that the bank is willing to employ “all available instruments” to keep interest rates from rising and hurting the nascent recovery. He further hinted the bank would consider increasing liquidity with a third round of loans under the Long-Term Refinancing Operation program. In September, the currency bloc received a crucial vote of confidence with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro.

In US money markets, yields fell over the six-month period in response to the continuation of the FOMC’s monetary accommodation. London Interbank Offered Rates (“LIBOR”) notched lower over the six months due in large part to central bank liquidity measures coupled with decreasing supply in the money market space, with three-month LIBOR decreasing 0.03% to close at 0.24% as of October 31, 2013. Late in the third quarter, the US Federal Reserve introduced a series of daily overnight fixed-rate reverse repurchase agreements (“repos”) with a maximum bid set at $500 million per approved counterparty. As the repo market was beginning to display signs of stress for lack of collateral near the end of the quarter, the Fed increased the maximum bid to $1 billion. This new facility provided $58 billion in repo transactions on September 30.

In late September, the US Treasury warned that the national debt would breach its statutory maximum soon after October 17. As political brinksmanship ensued in the first half of October, investors aggressively sold Treasury bill issues maturing in late October to mid-November, pushing yields on those issues as high as 0.60% in thin markets characterized by wide bid/offer spreads. A last-minute agreement was reached to extend the debt ceiling into the first quarter of 2014 and yields on short-term Treasury bills quickly returned to pre-crisis levels. The yield on the 3-month Treasury bill moved lower to close October at 0.04%, essentially unchanged from the beginning of the period.

In the short-term tax-exempt market, yields declined through the summer months due to strong cash inflows resulting from the reinvestment of bond coupon payments and maturities. This is a typical seasonal pattern for yields during this time as increased demand for variable rate demand notes (“VRDNs”) faces a decreased-supply environment. The benchmark Securities Industry and Financial Markets Association Index, which represents the average rate on seven-day, high-quality VRDN securities (as calculated by Municipal Market Data), generally declined over the six-month period after having reached a year-to-date high of 0.23% on April 17. The index hit an all-time historical low of 0.05% on July 3 and ended the period at 0.08% as of October 31, 2013.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2013. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continued to attract crossover buyers from the taxable market.

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2013. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with one-year municipal notes yielding 0.18% as of October 31, 2013, representing only a nominal premium for the extension risk over VRDNs.

For the six-month period ended October 31, 2013, tax-exempt money fund industry assets increased by 1.3% to $263 billion.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Fund Information as of October 31, 2013

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

	7-Day SEC Yields	7-Day Yields
Investor A	0.00%	0.00%
Investor B	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	41%
Certificates of Deposit	36
Repurchase Agreements	7
Municipal Bonds	6
US Treasury Obligations	5
Corporate Notes	2
Time Deposits	2
US Government Sponsored Agency Obligations	1
Total	100%

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
US Treasury Obligations	99%
Other Assets Less Liabilities	1
Total	100%

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S.A. Government Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S.A. Government Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
US Treasury Obligations	42%
Repurchase Agreements	59
Liabilities in Excess of Other Assets	(1)
Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples below provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class, if applicable, under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock
Summit Cash Reserves Fund
Investor A	$1,000.00	$1,000.00	$1.21	$1,000.00	$1,024.00	$1.22	0.24%
Investor B	$1,000.00	$1,000.00	$1.21	$1,000.00	$1,024.00	$1.22	0.24%
Ready Assets U.S. Treasury Money Fund	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.91	$0.31	0.06%
Ready Assets U.S.A. Government Money Fund	$1,000.00	$1,000.00	$0.35	$1,000.00	$1,024.84	$0.36	0.07%
[1]	For each Fund, and each share class, if applicable, expenses are equal to the annualized net expense ratio for the Fund or class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)
Certificates of Deposit	Par (000)	Value
Euro — 1.5%
National Australia Bank Ltd., London, 0.25%, 10/23/14 (a)	$1,000	$1,000,000
Yankee (b) — 34.7%
Bank of Montreal, Chicago:
0.34%, 1/10/14 (a)	500	500,000
0.20%, 1/15/14	1,000	1,000,000
0.24%, 9/05/14 (a)	1,000	1,000,000
Bank of Nova Scotia, Houston (a):
0.23%, 11/26/13	1,000	1,000,000
0.34%, 1/02/14	500	500,000
0.28%, 8/08/14	1,000	1,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.12%, 11/05/13	1,000	1,000,000
BNP Paribas SA, NY:
0.39%, 11/15/13	500	500,000
0.33%, 2/03/14 (a)	500	500,000
Canadian Imperial Bank of Commerce, NY (a):
0.28%, 1/08/14	1,000	1,000,000
0.27%, 2/04/14	500	500,000
0.27%, 3/03/14	500	500,000
Credit Suisse, NY:
0.26%, 3/18/14	500	500,000
0.26%, 4/22/14	490	490,000
Deutsche Bank AG, NY, 0.28%, 2/26/14 (a)	1,000	1,000,000
Mitsubishi UFJ Trust & Banking Corp., NY, 0.28%, 2/20/14	500	500,000
Natixis, NY:
0.26%, 2/03/14	550	550,000
0.29%, 11/07/13 (c)	1,000	999,915
Norinchukin Bank, NY, 0.10%, 11/06/13	1,000	1,000,000
Rabobank Nederland NV, NY,
0.41%, 1/08/14	500	500,000
0.39%, 1/17/14	1,000	1,000,000
0.29%, 9/16/14 (a)	1,000	1,000,000
Royal Bank of Canada, NY, 0.23%, 1/15/14 (a)	250	250,000
Societe Generale, NY, 0.34%, 11/19/13 (c)	500	500,000
Sumitomo Mitsui Banking Corp., NY:
0.22%, 12/09/13	500	500,000
0.23%, 2/10/14	500	500,000
Svenska Handelsbanken, NY, 0.26%, 1/17/14	1,000	1,000,011
Toronto-Dominion Bank, NY (a):
0.22%, 12/20/13	1,000	1,000,000
0.24%, 7/24/14	500	500,000
UBS AG, Stamford, 0.29%, 12/30/13 (c)	500	500,000
Wells Fargo Bank NA, 0.22%, 2/10/14	1,000	1,000,000
Westpac Banking Corp., NY (a):
0.28%, 4/15/14	500	500,000
0.25%, 8/28/14	1,000	1,000,000
		23,789,926
Total Certificates of Deposit — 36.2%		24,789,926

Commercial Paper	Par (000)	Value
Alpine Securitization, 0.15%, 11/25/13 (d)	$750	$749,925
Antalis US Funding Corp. (d):
0.20%, 12/10/13	500	499,892
0.25%, 12/18/13	500	499,837
Australia & New Zealand Banking Group Ltd. (a):
0.24%, 1/17/14	500	500,000
0.28%, 2/25/14	500	500,000
Barton Capital LLC., 0.07%, 11/01/13 (d)	1,090	1,090,000
Bedford Row Funding Corp., 0.30%, 3/17/14 (d)	500	499,433
BNP Paribas Finance, Inc., 0.34%, 3/13/14 (d)	1,000	998,753
BPCE SA, 0.30%, 12/02/13 (d)	1,000	999,746
Collateralized Commercial Paper Co. LLC (d):
0.30%, 3/11/14	500	499,458
0.30%, 3/11/14	1,000	998,917
Commonwealth Bank of Australia (a):
0.22%, 3/03/14 (e)	500	499,991
0.26%, 3/28/14	1,000	1,000,253
CRC Funding LLC, 0.27%, 12/04/13 (d)	500	499,876
DNB Bank ASA, NY (d):
0.26%, 1/27/14	1,000	999,372
0.23%, 1/28/14	500	499,719
0.26%, 2/06/14	500	499,656
HSBC Bank PLC,
0.28%, 6/20/14 (a)(e)	500	500,000
0.27%, 9/09/14 (e)	500	500,000
0.28%, 9/11/14 (a)	500	500,000
ING (US) Funding LLC, 0.29%, 2/07/14 (d)	1,000	999,211
Kells Funding LLC (a):
0.24%, 11/01/13 (e)	500	500,000
0.22%, 11/19/13 (e)	1,000	1,000,000
0.22%, 6/04/14	1,000	1,000,000
LMA Americas LLC, 0.13%, 11/06/13 (d)	2,000	1,999,964
Mizuho Funding LLC, 0.22%, 2/03/14 (d)	780	779,542
Mont Blanc Capital Corp., 0.25%, 2/10/14 (d)	750	749,474
Nederlandse Waterschapsbank NV:
0.30%, 6/10/14 (a)	500	500,056
0.28%, 7/28/14	250	250,037
0.28%, 7/30/14	250	250,038
0.21%, 11/03/14	450	450,000
Nordea Bank AB, 0.26%, 1/10/14 (d)	500	499,752
NRW.Bank (d):
0.09%, 11/05/13	2,000	1,999,980
0.08%, 11/07/13	750	749,990
Old Line Funding LLC, 0.24%, 12/09/13 (d)	250	249,937
Regency Markets No. 1 LLC, 0.20%, 11/19/13 (d)	500	499,950
Skandinav Enskilda Bank, 0.27%, 4/09/14 (d)	1,000	998,785
Svenska Handelsbanken AB, Inc., 0.25%, 2/04/14 (d)	750	749,505
Westpac Banking Corp., 0.29%, 1/24/14 (a)	500	500,000
Westpac Banking Corp., NY, 0.27%, 7/09/14	330	330,000
Total Commercial Paper — 41.5%		28,391,049

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMT COP FLOATS GO LOC M/F	Alternative Minimum Tax (subject to) Certificates of Participation Floating Rate Securities General Obligation Bonds Letter of Credit Multi-Family	MRB RB STRIPS VRDN	Mortgage Revenue Bonds Revenue Bonds Separate Trading of Registered Interest and Principal Securities Variable Rate Demand Notes

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	7

Schedule of Investments (continued)	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)
Corporate Notes	Par (000)	Value
Australia & New Zealand Banking Group Ltd., 0.98%, 1/10/14 (a)(e)	$1,000	$1,001,318
Svenska Handelsbanken AB, 0.26%, 4/15/14 (a)(e)	500	500,000
Total Corporate Notes — 2.2%		1,501,318

Municipal Bonds (c)
City & County of San Francisco California, COP, FLOATS, VRDN, Series B001 (Morgan Stanley Bank Liquidity Facility), 0.22%, 11/07/13 (e)(f)	700	700,000
City of New York, New York, GO, VRDN, Sub-Series A-3 (Morgan Stanley Bank LOC), 0.08%, 11/07/13	1,000	1,000,000
Connecticut State Health & Educational Facility Authority, Refunding RB, VRDN, Yale-New Haven Hospital, Series K-2 (JPMorgan Chase Bank NA LOC), 0.09%, 11/07/13	500	500,000
County of Pitkin Colorado, Refunding RB, VRDN, Aspen Skiing Co. Project, Series A (JPMorgan Chase & Co. LOC), 0.09%, 11/01/13	700	700,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank NA LOC), 0.07%, 11/07/13	445	445,000
Rhode Island Housing & Mortgage Finance Corp., M/F Housing, MRB, VRDN, Groves at Johnston Project, AMT (Freddie Mac LOC), 0.07%, 11/07/13	1,000	1,000,000
Total Municipal Bonds — 6.4%		4,345,000

Time Deposits — 1.5%
ING Bank NV, Amsterdam, 0.13%, 11/06/13	1,000	1,000,000

US Government Sponsored Agency Obligations — 0.7%
Fannie Mae Variable Rate Notes, 0.14%, 2/27/15 (a)	500	499,834

US Treasury Obligations
US Treasury Notes:
1.75%, 1/31/14	1,000	1,003,974
1.88%, 2/28/14	500	502,793
0.25%, 4/30/14	1,000	1,000,610
4.75%, 5/15/14	750	768,401
Total US Treasury Obligations — 4.8%		3,275,778

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc., 0.11%, 11/01/13, (Purchased on 10/31/13 to be repurchased at $2,971,009 collateralized by various US Government Sponsored Agency Obligations, 0.00% — 0.75% due 12/18/13 — 1/03/14, original par and fair values of $3,023,000 and $3,030,574, respectively)	$2,971	$2,971,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $3,030,574)		2,971,000
Mizuho Securities USA, Inc., 0.11%, 11/01/13 (Purchased on 10/28/13 to be repurchased at $1,000,012 collateralized by a US Treasury Note, 0.38% due 6/15/15, original par and fair values of $1,016,657 and $1,020,001, respectively)	1,000	1,000,000
Mizuho Securities USA, Inc., 1.14%, 12/05/13 (Purchased on 8/20/13 to be repurchased at $601,387 collateralized by various US Government Sponsored Agency Obligations and Corporate/Debt Obligations, 1.74% — 6.43% due 8/25/36 — 11/25/39, original par and fair values of $4,394,498 and $650,382, respectively) (c)	600	600,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $1,670,383)		1,600,000
Wells Fargo Securities LLC, 0.47%, 1/07/14 (Purchased on 10/01/13 to be repurchased at $500,202 collateralized by various US Government Sponsored Agency Obligations and Corporate/Debt Obligations, 4.60% — 7.00% due 3/15/16 — 11/25/49, original par and fair values of $501,673, and $535,046, respectively)	500	500,000
Total Value of Wells Fargo Securities LLC (collateral value of $535,046)		500,000
Total Repurchase Agreements — 7.4%		5,071,000
Total Investments (Cost — $68,873,905*) — 100.7%		68,873,905
Liabilities in Excess of Other Assets — (0.7)%		(463,554)
Net Assets — 100.0%		$68,410,351

Notes to Schedule of Investments

*	Cost for federal tax income purposes.
(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer is a US branch of foreign domiciled bank.
(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

See Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Summit Cash Reserves Fund
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$63,802,905	—	$63,802,905
Repurchase Agreements	—	5,071,000	—	5,071,000
Total	—	$68,873,905	—	$68,873,905
[1]	See above Schedule of Investments for values in each security type.
Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, cash of $258 is categorized as Level 1 within the disclosure hierarchy.

There were no transfer between levels during the period ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	9

Schedule of Investments October 31, 2013 (Unaudited)	Ready Assets U.S. Treasury Money Fund (Percentages shown are based on Net Assets)
US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.01% — 0.02%, 11/07/13	$28,650	$28,649,934
0.01% — 0.02%, 11/14/13	28,106	28,105,826
0.01% — 0.05%, 11/21/13	55,270	55,268,786
0.04% — 0.06%, 11/29/13	18,000	17,999,405
0.04% — 0.11%, 12/05/13	14,055	14,054,201
0.02% — 0.12%, 12/12/13	9,004	9,003,436
0.08% — 0.12%, 12/19/13	6,744	6,743,130
0.09%, 1/02/14	3,000	2,999,522
0.04% — 0.08%, 1/09/14	8,771	8,769,852
0.08%, 1/16/14	2,000	1,999,683
0.04%, 1/23/14	3,245	3,244,731
0.05%, 1/30/14	7,000	6,999,212
0.06%, 4/10/14	3,000	2,999,167
0.08% — 0.13%, 4/24/14	11,089	11,083,362

US Treasury Obligations	Par (000)	Value
US Treasury Notes:
0.25%, 11/30/13	$4,175	$4,175,387
0.25% — 1.75%, 1/31/14	21,000	21,085,063
0.25%, 4/30/14	3,369	3,370,956
1.00%, 5/15/14	3,600	3,616,644
0.25%, 5/31/14	4,500	4,503,572
0.63%, 7/15/14	750	752,238
Total US Treasury Obligations — 99.3%		235,424,107
Total Investments (Cost — $235,424,107*) — 99.3%		235,424,107
Other Assets Less Liabilities — 0.7%		1,713,367
Net Assets — 100.0%		$237,137,474

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury Obligations	—	$235,424,107	—	$235,424,107

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, cash of $921 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended October 31, 2013.

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	Ready Assets U.S.A. Government Money Fund (Percentages shown are based on Net Assets)
US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.04%, 12/05/13	$2,000	$1,999,850
0.02%, 12/12/13	1,500	1,499,974
0.08%, 12/19/13	900	899,904
0.04% — 0.08%, 1/09/14	5,000	4,999,370
0.08%, 1/16/14	3,000	2,999,525
0.03% — 0.07%, 3/06/14	2,000	1,999,679
0.04%, 4/03/14	2,000	1,999,639
0.06%, 4/10/14	7,500	7,497,977
0.07% — 0.13%, 4/24/14	6,803	6,799,595
US Treasury Notes:
0.25%, 11/30/13	445	445,057
0.25% — 1.75%, 1/31/14	6,796	6,801,414
0.25%, 2/28/14	1,500	1,500,322
0.25%, 4/30/14	1,000	1,000,667
1.00%, 5/15/14	600	602,759
0.25%, 5/31/14	2,450	2,451,918
0.63%, 7/15/14	1,100	1,103,735
Total US Treasury Obligations — 42.2%		44,601,385

Repurchase Agreements
Barclays Capital, Inc., 0.05%, 11/05/13 (Purchased on 10/29/13 to be repurchased at $1,620,016, collateralized by US Treasury Notes, 0.88% — 2.50% due 11/30/16 — 6/30/17, par and fair values of $1,548,300 and $1,652,408, respectively)	1,620	1,620,000
Total Value of Barclays Capital, Inc. (collateral value of $1,652,408)		1,620,000
BNP Paribas Securities Corp., 0.06%, 11/06/13 (Purchased on 10/30/13 to be repurchased at $2,230,026, collateralized by a US Treasury Inflation Indexed Bond, a US Treasury Note and various US Treasury Securities STRIPS, 0.00% — 8.00%, due 2/15/15 — 5/15/43, par and fair values of $3,135,572 and $2,274,672, respectively)	2,230	2,230,000
Total Value of BNP Paribas Securities Corp. (collateral value of $2,274,672)		2,230,000
Citigroup Global Markets, Inc., 0.09%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $5,000,013, collateralized by US Treasury Notes, 0.25% — 2.63%, due 6/30/14 — 2/15/15, par and fair values of $4,973,800 and $5,100,007, respectively)	5,000	5,000,000
Citigroup Global Markets, Inc., 0.04%, 11/04/13 (Purchased on 10/28/13 to be repurchased at $1,120,009, collateralized by a US Treasury Inflation Indexed Bond and a US Treasury Note, 0.13% — 2.63%, due 6/30/14 — 1/31/17, par and fair values of $1,133,800 and $1,142,482, respectively)	1,120	1,120,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $6,242,489)		6,120,000

Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.08%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $5,000,011, collateralized by a US Treasury Note, 2.75% due 8/15/42, par and fair values of $6,060,000 and $5,103,492, respectively)	$5,000	$5,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $5,103,492)		5,000,000
Deutsche Bank Securities, Inc., 0.10%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $7,000,019, collateralized by a US Treasury Note and a US Treasury Securities STRIPS, 0.00% — 0.38% due 4/15/15 — 11/15/40, par and fair values of $10,787,200 and $7,140,021, respectively)	7,000	7,000,000
Deutsche Bank Securities, Inc., 0.03%, 11/07/13 (Purchased on 10/2/13 to be repurchased at $1,500,045, collateralized by a US Treasury Note and various US Treasury Securities STRIPS, 0.00% — 2.25% due 1/31/15 — 2/15/39, par and fair values of $2,023,542 and $1,530,033, respectively) (b)	1,500	1,500,000
Deutsche Bank Securities, Inc., 0.05%, 11/07/13 (Purchased on 8/30/13 to be repurchased at $3,000,288, collateralized by a US Treasury Note and various US Treasury Securities STRIPS, 0.00% — 2.25% due 1/31/15 — 2/15/36, par and fair values of $2,991,620 and $3,060,041, respectively) (b)	3,000	3,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $11,730,095)		11,500,000
Goldman Sachs & Co., 0.04%, 11/01/13 (Purchased on 10/25/13 to be repurchased at $1,095,009, collateralized by a US Treasury Note, 0.25% due 1/31/15, par and fair values of $1,115,300 and $1,116,956, respectively)	1,095	1,095,000
Goldman Sachs & Co., 0.06%, 11/07/13 (Purchased on 10/30/13 to be repurchased at $5,150,069, collateralized by a US Treasury Note, 0.25% due 1/31/15, par and fair values of $5,245,300 and $5,253,089, respectively) (b)	5,150	5,150,000
Total Value of Goldman Sachs & Co. (collateral value of $6,370,045)		6,245,000
HSBC Securities (USA), Inc., 0.08%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $7,000,016, collateralized by a US Treasury Note, 2.75% due 11/30/16, par and fair values of $6,645,000 and $7,145,009, respectively)	7,000	7,000,000
HSBC Securities (USA), Inc., 0.05%, 11/06/13 (Purchased on 10/30/13 to be repurchased at $4,465,043, collateralized by a US Treasury Note, 2.75% due 11/30/16, par and fair values of $4,240,000 and $4,559,042, respectively)	4,465	4,465,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $11,704,051)		11,465,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	11

Schedule of Investments (concluded)	Ready Assets U.S.A. Government Money Fund (Percentages shown are based on Net Assets)
Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.08%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $8,000,018, collateralized by a US Treasury Inflation Indexed Bond, 1.25% due 4/15/14, par and fair values of $7,337,500 and $8,160,053, respectively)	$8,000	$8,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, 11/06/13 (Purchased on 10/30/13 to be repurchased at $570,006, collateralized by a US Treasury Inflation Indexed Bond, 0.13%, due 4/15/17, par and fair values of $545,600 and $581,498, respectively)	570	570,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.08%, 11/07/13 (Purchased on 10/31/13 to be repurchased at $1,200,019, collateralized by a US Treasury Inflation Indexed Bond, 0.13% due 4/15/17, par and fair values of $1,148,500 and $1,224,066, respectively)	1,200	1,200,000
Total Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $9,965,617)		9,770,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.10%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $5,263,015, collateralized by a US Treasury Note, 0.38% due 6/15/15, par and fair values of $5,350,663 and $5,368,261, respectively)	$5,263	$5,263,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $5,368,261)		5,263,000
RBS Securities, Inc., 0.08%, 11/07/13 (Purchased on 10/31/13 to be repurchased at $2,500,039, collateralized by a US Treasury Note, 1.38% due 9/30/18, par and fair values of $2,540,000 and $2,553,896, respectively)	2,500	2,500,000
Total Value of RBS Securities, Inc. (collateral value of $2,553,896)		2,500,000
Total Repurchase Agreements — 58.5%		61,713,000
Total Investments (Cost — $106,314,385*) — 100.7%		106,314,385
Liabilities in Excess of Other Assets — (0.7)%		(754,249)
Net Assets — 100.0%		$105,560,136

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury Obligations	—	$44,601,385	—	$44,601,385
Repurchase Agreements	—	61,713,000	—	61,713,000
Total	—	$106,314,385	—	$106,314,385

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial reporting purposes. As of October 31, 2013, cash of $725 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Assets and Liabilities
October 31, 2013 (Unaudited)	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

Assets
Investments at value — unaffiliated[1]	$63,802,905	$235,424,107	$44,601,385
Repurchase agreements, at value — unaffiliated[2]	5,071,000	—	61,713,000
Cash	258	921	725
Capital shares sold receivable	50,851	2,586,053	453,826
Interest receivable	38,158	116,250	16,272
Receivable from Manager	—	—	12,328
Prepaid expenses	20,545	17,406	21,105
Total assets	68,983,717	238,144,737	106,818,641

Liabilities
Capital shares redeemed payable	74,306	952,618	1,227,442
Investments purchased payable	450,000	—	—
Officer’s and Trustees’ fees payable	1,798	3,628	1,030
Other affiliates payable	25	704	—
Other accrued expenses payable	47,237	50,313	30,033
Total liabilities	573,366	1,007,263	1,258,505
Net Assets	$68,410,351	$237,137,474	$105,560,136

Net Assets Consist of
Paid-in capital	$68,407,174	$237,116,212	$105,550,073
Undistributed net investment income	—	23	22
Accumulated net realized gain	3,177	21,239	10,041
Net Assets	$68,410,351	$237,137,474	$105,560,136

Net Asset Value
Investor A — Based on net assets of $51,084,661 and 51,082,299 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Investor B — Based on net assets of $17,325,690 and 17,324,876 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Based on net assets of $237,137,474 and 237,116,212 shares outstanding, unlimited number of shares authorized, $0.10 par value	—	$1.00	—
Based on net assets of $105,560,136 and 105,550,073 shares outstanding, unlimited number of shares authorized, $0.10 par value	—	—	$1.00
[1] Investments at cost — unaffiliated	$63,802,905	$235,424,107	$44,601,385
[2] Repurchase agreements at cost — unaffiliated	$5,071,000	—	$61,713,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	13

Statements of Operations
Six Months Ended October 31, 2013 (Unaudited)	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

Investment Income
Interest	$83,718	$75,574	$38,827

Expenses
Investment advisory	173,966	636,517	237,815
Distribution and service fees	—	159,100	66,051
Distribution — Investor B	59,137	—	—
Transfer agent	—	27,404	31,303
Transfer agent — Investor A	16,790	—	—
Transfer agent — Investor B	5,574	—	—
Professional	32,874	25,296	34,047
Registration	17,685	20,977	20,833
Custodian	9,174	7,815	12,029
Accounting services	5,641	12,967	5,403
Printing	7,174	9,017	7,055
Officer and Trustees	3,698	7,101	3,509
Miscellaneous	10,696	6,050	4,907
Total expenses	342,409	912,244	422,952
Less fees waived by Manager	(170,133)	(635,908)	(237,589)
Less distribution and service fees waived	—	(159,100)	(66,051)
Less other expenses reimbursed by Manager	(7,061)	(41,708)	(80,504)
Less transfer agent fees waived and/or reimbursed — Investor A	(16,790)	—	—
Less transfer agent fees waived and/or reimbursed — Investor B	(5,574)	—	—
Less distribution fees reimbursed — Investor B	(59,137)	—	—
Total expenses after fees waived	83,714	75,528	38,808
Net investment income	4	46	19

Realized Gain
Net realized gain from investments	1,455	7,758	5,490
Net Increase in Net Assets Resulting from Operations	$1,459	$7,804	$5,509

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets
	BlackRock Summit Cash Reserves Fund
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$4	$25
Net realized gain	1,455	1,945
Net increase in net assets resulting from operations	1,459	1,970

Dividends and Distributions to Shareholders From
Net investment income:
Investor A	(12)	(18)[1]
Investor B	(3)	(7)[1]
Net realized gain:
Investor A	—	(552)[1]
Investor B	—	(185)[1]
Decrease in net assets resulting from dividends and distributions to shareholders	(15)	(762)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	9,552,044	(8,178,927)

Net Assets
Total increase (decrease) in net assets	9,553,488	(8,177,719)
Beginning of period	58,856,863	67,034,582
End of period	$68,410,351	$58,856,863
Undistributed net investment income, end of period	—	$11
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	15

Statements of Changes in Net Assets
	Ready Assets U.S. Treasury Money Fund		Ready Assets U.S.A. Government Money Fund
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$46	$135	$19	$33
Net realized gain	7,758	29,605	5,490	9,183
Net increase in net assets resulting from operations	7,804	29,740	5,509	9,216

Dividends and Distributions to Shareholders From
Net investment income	(46)	(135)[1]	(19)	(33)[1]
Net realized gain	—	(21,075)[1]	—	(7,666)[1]
Decrease in net assets resulting from dividends and distributions to shareholders	(46)	(21,210)	(19)	(7,699)

Capital Share Transactions
Proceeds from sale of shares	49,991,062	312,628,743	139,610,556	281,309,525
Reinvestment of dividends and distributions	14	21,125	4	7,669
Cost of shares redeemed	(76,537,566)	(413,138,021)	(129,923,775)	(270,258,791)
Net increase (decrease) in net assets derived from capital share transactions	(26,546,490)	(100,488,153)	9,686,785	11,058,403

Net Assets
Total increase (decrease) in net assets	(26,538,732)	(100,479,623)	9,692,275	11,059,920
Beginning of period	263,676,206	364,155,829	95,867,861	84,807,941
End of period	$237,137,474	$263,676,206	$105,560,136	$95,867,861
Undistributed net investment income, end of period	$23	$23	$22	$22
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Summit Cash Reserves Fund

	Investor A
	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period June 1, 2008 to April 30, 2009		Year Ended May 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003	0.0138		0.0382
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0000	[1]	0.0001
Net increase from investment operations	0.0000		0.0000	0.0000	0.0001	0.0003	0.0138		0.0383
Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0003)[3]	(0.0138)[3]		(0.0382)[3]
Net realized gain	—		(0.0000)[2,3]	(0.0000)[2,3]	(0.0001)[3]	(0.0000)[2,3]	—		—
Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)	(0.0001)	(0.0003)	(0.0138)		(0.0382)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%	0.01%	0.03%	1.39%	[5]	3.88%

Ratios to Average Net Assets
Total expenses	0.81%	[6]	0.86%	0.85%	0.92%	0.90%	0.82%	[6]	0.93%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.24%	[6]	0.30%	0.27%	0.40%	0.48%	0.81%	[6]	0.93%
Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.02%	1.48%	[6]	3.73%

Supplemental Data
Net assets, end of period (000)	$51,085		$44,976	$48,172	$41,160	$47,903	$78,659		$43,021
[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	17

Financial Highlights (concluded)	BlackRock Summit Cash Reserves Fund

	Investor B
	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period June 1, 2008 to April 30, 2009		Year Ended May 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003	0.0082		0.0301
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0000	[1]	0.0000 [1]
Net increase from investment operations	0.0000		0.0000	0.0000	0.0001	0.0003	0.0082		0.0301
Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0003)[3]	(0.0082)[3]		(0.0301)[3]
Net realized gain	—		(0.0000)[2,3]	(0.0000)[2,3]	(0.0001)[3]	(0.0000)[2,3]	—		—
Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)	(0.0001)	(0.0003)	(0.0082)		(0.0301)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%	0.01%	0.03%	0.83%	[5]	3.05%

Ratios to Average Net Assets
Total expenses	1.59%	[6]	1.63%	1.61%	1.72%	1.66%	1.59%	[6]	1.73%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.24%	[6]	0.30%	0.27%	0.41%	0.50%	1.37%	[6]	1.73%
Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.01%	0.81%	[6]	3.01%

Supplemental Data
Net assets, end of period (000)	$17,326		$13,881	$18,862	$14,546	$22,642	$51,612		$20,470
[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	Ready Assets U.S. Treasury Money Fund
	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,							Period December 1, 2008 to April 30, 2009		Year Ended November 30, 2008
			2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0004		0.0155
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000 [1]
Net increase from investment operations	0.0000		0.0000	0.0000		0.0000		0.0000		0.0004		0.0155
Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]	(0.0000)[2,3]		(0.0000)[2,3]		(0.0003)[3]		(0.0004)[3]		(0.0155)[3]
Net realized gain	—		(0.0000)[2,3]	—		—		—		—		—
Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)		(0.0000)		(0.0003)		(0.0004)		(0.0155)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%		0.00%		0.03%		0.04%	[5]	1.55%

Ratios to Average Net Assets
Total expenses	0.72%	[6]	0.69%	0.71%		0.72%		0.71%		0.75%	[6]	0.73%
Total expenses after fees waived and paid indirectly	0.06%	[6]	0.10%	0.04%		0.16%		0.19%		0.32%	[6]	0.38%
Net investment income	0.00%	[6]	0.00%	0.00%		0.00%		0.00%		0.10%	[6]	1.00%

Supplemental Data
Net assets, end of period (000)	$237,137		$263,676	$364,156		$275,607		$409,720		$757,073		$1,007,701
[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	19

Financial Highlights	Ready Assets U.S.A. Government Money Fund
	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,							Period December 1, 2008 to April 30, 2009		Year Ended November 30, 2008
			2013	2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0013		0.0234
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000 [1]
Net increase from investment operations	0.0000		0.0000	0.0000		0.0000		0.0000		0.0013		0.0234
Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]	(0.0000)[2,3]		(0.0000)[2,3]		(0.0001)[3]		(0.0013)[3]		(0.0234)[3]
Net realized gain	—		(0.0000)[2,3]	—		—		—		—		—
Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)		(0.0000)		(0.0001)		(0.0013)		(0.0234)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Total Investment Return[4]
Based on net asset value	$0.00%	[5]	0.00%	0.00%		0.00%		0.01%		0.14%	[5]	2.40%

Ratios to Average Net Assets
Total expenses	0.80%	[6]	0.84%	0.82%		0.93%		0.91%		0.87%	[6]	0.88%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.07%	[6]	0.17%	0.11%		0.19%		0.22%		0.49%	[6]	0.88%
Net investment income	0.00%	[6]	0.00%	0.00%		0.00%		0.00%		0.17%	[6]	2.31%

Supplemental Data
Net assets, end of period (000)	$105,560		$95,868	$84,808		$69,011		$109,425		$176,812		$128,989
[1]	Amount is less than $0.00005 per share.
[2]	Amount is less than $(0.00005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock Summit Cash Reserves Fund (“Summit Cash”) of BlackRock Financial Institutions Series Trust (the “Trust”), Ready Assets U.S. Treasury Money Fund (“U.S. Treasury”) and Ready Assets U.S.A. Government Money Fund (“U.S.A. Government”) (each a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds are organized as Massachusetts business trusts. The Investor A and Investor B Shares of Summit Cash have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Investor B Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses pro rated to Summit Cash are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may results in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: Summit Cash and U.S.A Government may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	21

Notes to Financial Statements (continued)

Master Repurchase Agreements (MRA) permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

U.S. Treasury, U.S.A Government and the Trust, on behalf of Summit Cash, entered into separate Investment Advisory Agreements with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Summit Cash	0.50%
U.S. Treasury	0.50%
U.S.A. Government	0.45%

For U.S. Treasury, the Manager voluntarily agreed to waive 0.35% of its investment advisory fee, resulting in an annual fee of 0.15% of the average daily net assets of the Fund. The Manager may discontinue or reduce this waiver at any time without notice. For the six months ended October 31, 2013, the Manager waived $445,562 pursuant to this agreement, which is included in fees waived by the Manger in the Statements of Operations.

For the six months ended October 31, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Summit Cash	$361
U.S. Treasury	$2,062
U.S.A. Government	$444

U.S. Treasury and U.S.A. Government each entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. The Trust, on behalf of Summit Cash, entered into a Distribution Agreement and Distribution Plan for Investor B Shares with BRIL. Pursuant to the Investor B Distribution Plan and Shareholder Servicing Plans, as applicable, and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds as follows:

Summit Cash — Investor B	0.750%
U.S. Treasury	0.125%
U.S.A. Government	0.125%

The Manager maintains a call center, which is responsible for providing certain shareholder services to Summit Cash, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended October 31, 2013, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Investor A	$412
Investor B	$103

The Manager and BRIL voluntarily agreed to waive management and distribution and shareholder servicing fees and reimburse operating expenses to enable each Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager, distribution and service fees waived, distribution fees reimbursed — class specific, transfer agent fees waived and/or reimbursed — class specific, and other expenses reimbursed by Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

For the six months ended October 31, 2013, affiliates of Summit Cash received contingent deferred sales charges as follows:

Investor B	$3,778

Certain officers and/or trustees of the Trust, U.S. Treasury and U.S.A. Government are officers and/or directors of BlackRock or its affiliates. Each Fund reimburses the Manager for a portion of the compensation paid to the applicable Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (concluded)

5. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Six Months Ended October 31, 2013	Year Ended April 30, 2013
Investor A
Shares sold	36,614,267	34,186,571
Shares issued to shareholders in reinvestment of dividends and distributions	—	59
Shares redeemed	(30,506,708)	(37,384,202)
Net increase (decrease)	6,107,559	(3,197,572)

Investor B
Shares sold	10,559,761	9,233,860
Shares issued to shareholders in reinvestment of dividends and distributions	—	18
Shares redeemed	(7,115,276)	(14,215,233)
Net increase (decrease)	3,444,485	(4,981,355)
Total Net Increase (Decrease)	9,552,044	(8,178,927)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	23

Disclosure of Investment Advisory Agreements

The Board of Trustees of Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money Fund”) met in person on April 11, 2013 and May 20-22, 2013 to consider the approval of U.S.A. Government Money Fund’s investment advisory agreement (the “U.S.A. Government Money Fund Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), its investment advisor.

The Board of Trustees of Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money Fund”) met in person on April 11, 2013 and May 20-22, 2013 to consider the approval of U.S. Treasury Money Fund’s investment advisory agreement (the “U.S. Treasury Money Fund Agreement”) with BlackRock, its investment advisor.

The Board of Trustees of BlackRock Financial Institutions Series Trust (“Financial Institutions Series Trust”) met in person on April 11, 2013 and May 20-22, 2013 to consider the approval of Financial Institutions Series Trust’s investment advisory agreement (the “Financial Institutions Series Trust Agreement”) with BlackRock, its investment advisor, with respect to BlackRock Summit Cash Reserves Fund, a series of the Trust (“Summit Cash Reserves Fund”).

U.S.A. Government Money Fund, U.S. Treasury Money Fund and Financial Institutions Series Trust (with respect to Summit Cash Reserves Fund) are referred to herein individually as a “Fund” or collectively as the “Funds.” The U.S.A. Government Money Fund Agreement, the U.S. Treasury Money Fund Agreement and the Financial Institutions Series Trust Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity, the Board of Trustees of U.S.A. Government Money Fund, the Board of Trustees of U.S. Treasury Money Fund and the Board of Trustees of Financial Institutions Series Trust are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and the meetings held on April 11, 2013 are referred to as the “April Meeting” and the meetings held on May 20-22, 2013 are referred to as the “May Meeting.”

Activities and Composition of the Boards

Each Board consists of fourteen individuals, twelve of whom are not “interested persons” of any Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Boards are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the compliance of each Fund with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: organizational and structural variables to investment performance; rates of portfolio

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements (continued)

turnover; BlackRock’s performance accountability for portfolio managers; marketing support for the funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of U.S.A. Government Money Fund, the Board of U.S. Treasury Money Fund and the Board of Financial Institutions Series Trust, in each case including all the Independent Board Members, unanimously approved the continuation of the relevant Agreement between BlackRock and the pertinent Fund for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares and securities lending, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	25

Disclosure of Investment Advisory Agreements (continued)

functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to other funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review its methodology. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

The Board reviewed each Fund’s performance within the context of the low yield environment that has existed over the past few years.

The Board of Financial Institutions Series Trust and the Board of U.S. Treasury Money Fund noted that each of Summit Cash Reserves Fund and U.S. Treasury Money Fund ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Boards also noted that each of these Funds performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods.

The Board of U.S.A. Government Money Fund noted that U.S.A. Government Money Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board also noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the five-year period compared to its Lipper Performance Universe. The Board was informed that, among other things, the Fund’s investment parameters strongly resemble a U.S. Treasury and U.S. Treasury Repo portfolio; however, the Fund is measured against a peer universe that largely invests in other types of higher yielding agency securities that are ineligible for the Fund.

The quartile standing of each Fund in its Lipper peer group takes into account the Fund’s current yield only. The Board believes that the true performance of a money market fund can only be understood in its multi-dimensional context, accounting for not only current yield but also risk. While the Board reviews each Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of each Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and on balancing the quest for current yield against various measures of risk.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements (concluded)

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board.

The Board of U.S.A. Government Money Fund and the Board of U.S. Treasury Money Fund noted that the contractual management fee rate of each of these Funds ranked in the second quartile relative to the Fund’s Expense Peers. The Board of U.S. Treasury Money Fund also noted that BlackRock has voluntarily agreed to waive a portion of the advisory fees for the Fund.

The Board of Financial Institutions Series Trust noted that Summit Cash Reserves Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund’s actual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

Each Board reviewed the pertinent Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Boards additionally noted that, to enable each Fund to maintain minimum levels of daily net investment income, BlackRock and the Funds’ distributor have voluntarily agreed to reduce each Fund’s expenses as necessary. These waivers and reimbursements may be discontinued at any time without notice.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of U.S.A. Government Money Fund, including the Independent Board Members, unanimously approved the continuation of the U.S.A. Government Money Fund Agreement between BlackRock and the Fund for a one-year term ending June 30, 2014. The Board of U.S. Treasury Money Fund, including the Independent Board Members, unanimously approved the continuation of the U.S. Treasury Money Fund Agreement between BlackRock and the Fund for a one-year term ending June 30, 2014. The Board of Financial Institutions Series Trust, including the Independent Board Members, unanimously approved the continuation of the Financial Institutions Series Trust Agreement between BlackRock and the Trust, with respect to Summit Cash Reserves Fund, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the applicable Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at their decisions to approve the applicable Agreement, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the pertinent Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	27

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee
Rodney D. Johnson, Co-Chairman of the Board and Trustee
Paul L. Audet, President1 and Trustee
David O. Beim, Trustee
Henry Gabbay, Trustee
Dr. Matina S. Horner, Trustee
Herbert I. London, Trustee
Ian A. MacKinnon, Trustee
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Trustee
Robert C. Robb, Jr., Trustee
Toby Rosenblatt, Trustee
Kenneth L. Urish, Trustee
Frederick W. Winter, Trustee
John M. Perlowski, President2 and Chief Executive Officer3
Richard Hoerner, CFA, Vice President
Brendan Kyne, Vice President
Christopher Stavrakos, CFA, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
    Anti-Money Laundering Officer
Benjamin Archibald, Secretary

[1]	President of the Trust.
[2]	President of the Funds.
[3]	Chief Executive Officer of the Trust/Funds.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agents
BNY Mellon Investment Servicing (US) Inc.4
Wilmington, DE 19809

Financial Data Services, Inc.5
Jacksonville, FL 32246

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[4]	For BlackRock Summit Cash Reserves Fund.
[5]	For Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Fund.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website (http://www.blackrock.com/ moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, for Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund please call the Transfer Agent at (800) 221-7210 or for BlackRock Summit Cash Reserves Fund please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-10/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: January 2, 2014

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: January 2, 2014

3